Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated July 1, 2025 to the current statutory prospectuses for EQUIVEST® ExpressSM (Series 700 and Series 701)

This Supplement modifies certain information in the above-referenced prospectuses (the “Prospectus”) offered by Equitable Financial Life Insurance Company or Equitable Financial Life Insurance Company of America (the “Company”, “we”, “our” and “us”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus.

The section “For correspondence with checks” under “How to reach us” is replaced as follows:

For NQ and IRA owners who send contributions individually by USPS and whose contract was transferred on July 1, 2025 to Equitable Financial Life Insurance Company of America:

Equitable Financial Life Insurance Company of America

EQUI-VEST® Individual Annuity Lock Box # 773389

P.O. Box 773389

Detroit, MI 48277 – 3389

For NQ and IRA owners who send contributions individually by USPS and whose contract is still with Equitable Financial Life Insurance Company:

Equitable

EQUI-VEST Processing Office

Individual Annuity Lock Box

P.O. Box 13459

Newark, NJ 07188-0459

For NQ and IRA contributions remitted by employers and sent by USPS:

Equitable

EQUI-VEST® ExpressSM

Unit Annuity Lock Box

P.O. Box 13463

Newark, NJ 07188-0463

For NQ and IRA contributions sent using express delivery:

Equitable

EQUI-VEST® Processing Office

8501 IBM Dr., Suite 150-GR

Charlotte, NC 28262-4333

EV 700/701	Cat #800225 (07/25)
#10787